EXHIBIT 99.1

THIS DOCUMENT IS IMPORTANT AND REQUIRES YOUR IMMEDIATE ATTENTION.  If you are in any doubt as to the action to be taken you should immediately consult your broker, bank manager, lawyer, accountant, investment advisor or other professional.

Letter of Transmittal

Offer to Exchange
$1,721,536,000 aggregate principal amount of
3.803% Debentures due 2042
(the “original debentures”)
(CUSIP Nos. 149123 CA7 and U14912 AB2)
for
$1,721,536,000 aggregate principal amount of 3.803% Debentures due 2042
(the “exchange debentures”)
(CUSIP No. 149123 CB5)
that have been registered under the Securities Act of 1933, as amended (the “Securities Act”)

PURSUANT TO THE PROSPECTUS DATED             , 2012 (the “prospectus”)

THE EXCHANGE OFFER WILL EXPIRE AT 11:59 P.M., NEW YORK CITY TIME, ON          , 2012, UNLESS EXTENDED (THE “EXPIRATION DATE”).  ANY ORIGINAL DEBENTURES TENDERED PURSUANT TO THE EXCHANGE OFFER MAY BE WITHDRAWN AT ANY TIME BEFORE THE EXPIRATION DATE.

Delivery to:

U.S. Bank National Association
as Exchange Agent

By Messenger, Mail or Overnight Delivery:

60 Livingston Avenue
St. Paul, Minnesota 55107
Attention: Specialized Finance

By Facsimile Transmission (Eligible Institutions Only): (651) 466-7372	Confirm by Telephone: (800) 934-6802

DELIVERY OF THIS LETTER OF TRANSMITTAL TO AN ADDRESS OTHER THAN AS SET FORTH ABOVE, OR TRANSMISSION OF THIS LETTER OF TRANSMITTAL VIA FACSIMILE OTHER THAN AS SET FORTH ABOVE, WILL NOT CONSTITUTE A VALID DELIVERY OF THIS LETTER OF TRANSMITTAL.  YOU MUST SIGN THIS LETTER OF TRANSMITTAL IN THE APPROPRIATE SPACE PROVIDED THEREFOR BELOW AND COMPLETE THE INTERNAL REVENUE SERVICE (“IRS”) FORM W-9 (ATTACHED HERETO), OR AN APPROPRIATE IRS FORM W-8, AS APPLICABLE.  THE INSTRUCTIONS SET FORTH IN THIS LETTER OF TRANSMITTAL SHOULD BE READ CAREFULLY BEFORE THIS LETTER OF TRANSMITTAL IS COMPLETED.

The undersigned acknowledges that he or she has received the prospectus, dated             , 2012 (the “prospectus”), of Caterpillar Inc., a Delaware corporation (the “Company”), and this letter of transmittal, which together constitute the Company’s offer to exchange (the “exchange offer”) all of the Company’s issued and outstanding 3.803% Debentures due 2042 (the “original debentures”) for 3.803% Debentures due 2042 (the “exchange debentures”) that have been registered under the Securities Act of 1933, as amended (the “Securities Act”).

For each original debenture accepted for exchange, the holder of such original debenture will receive an exchange debenture having a principal amount equal to that of the surrendered original debenture. The exchange debentures will bear interest from the most recent date to which interest has been paid on the original debentures or, if no interest has been paid on the original debentures, from the original issue date of the original debentures. Accordingly, holders of exchange debentures on the relevant record date for the first interest payment date following the consummation of the exchange offer will receive interest accruing from the most recent date to which interest has been paid on the original debentures or, if no interest has been paid on the original debentures, from August 15, 2012. Original debentures accepted for exchange will cease to accrue interest from and after the date of consummation of the exchange offer. Holders of original debentures whose original debentures are accepted for exchange will not receive any payment in respect of accrued interest on such original debentures otherwise payable on any interest payment date the record date for which occurs on or after consummation of the exchange offer.

This letter of transmittal is to be completed by a holder of original debentures if a tender is to be made by book-entry transfer to the account maintained by the Exchange Agent at The Depository Trust Company (“DTC”) pursuant to the procedures set forth under the captions “The Exchange Offer—Procedures for Tendering Original Debentures” and “—Book-Entry Transfers” of the prospectus and an Agent’s Message (as defined below) is not delivered.  Tenders by book-entry transfer also may be made by delivering an Agent’s Message in lieu of this letter of transmittal.  The term “Agent’s Message” means a message transmitted by DTC to and received by the Exchange Agent and forming a part of the confirmation of book-entry tender of original debentures into the Exchange Agent’s account at DTC (a “Book-Entry Confirmation”), which states that DTC has received an express acknowledgment from the tendering participant, which acknowledgment states that such participant has received and agrees to be bound by this letter of transmittal and that the Company may enforce this letter of transmittal against such participant.  See Instruction 1.  Delivery of documents to DTC does not constitute delivery to the Exchange Agent.

The method of delivery of original debentures, letters of transmittal and all other required documents is at the election and risk of the holder.  If such delivery is by mail, the Company recommends that registered mail, properly insured, with return receipt requested, be used.  In all cases, sufficient time should be allowed to assure timely delivery.  No letters of transmittal or original debentures should be sent to the Company.

The undersigned has completed the appropriate boxes below and signed this letter of transmittal to indicate the action the undersigned desires to take with respect to the exchange offer.

DESCRIPTION OF ORIGINAL DEBENTURES	1	2	3
Name(s) and Address(es) of Holder(s) (Please fill in, if blank)	Certificate Number(s)*	Aggregate Principal Amount of Original Debentures	Principal Amount Tendered**

* Need not be completed if original debentures are being tendered by book-entry transfer.

** Unless otherwise indicated in this column, a holder will be deemed to have tendered ALL of the original debentures represented by the original debentures indicated in column 2. See Instruction 2. Original debentures tendered hereby must be in denominations of principal amount of $2,000 and any integral multiples of $1,000 in excess thereof. See Instruction 1.

☐                    CHECK HERE IF TENDERED ORIGINAL DEBENTURES ARE BEING DELIVERED BY BOOK-ENTRY TRANSFER MADE TO THE ACCOUNT MAINTAINED BY THE EXCHANGE AGENT WITH THE BOOK-ENTRY TRANSFER FACILITY AND COMPLETE THE FOLLOWING:

Name of Tendering Institution:
Account Number: Transaction Code Number:

By crediting the original debentures to the Exchange Agent’s account at the Book-Entry Transfer Facility’s Automated Tender Offer Program (“ATOP”) and by complying with applicable ATOP procedures with respect to the Exchange Offer, including transmitting to the Exchange Agent a computer-generated Agent’s Message in which the holder of the original debentures acknowledges and agrees to be bound by the terms of, and makes the representations and warranties contained in, this letter of transmittal the participant in the Book-Entry Transfer Facility confirms on behalf of itself and the beneficial owner(s) of such original debentures all provisions of this letter of transmittal (including all representations and warranties) applicable to it and such beneficial owner(s) as fully as if it had completed the information required herein and executed and transmitted this letter of transmittal to the Exchange Agent.

The undersigned represents that at the time of the exchange offer, it has no arrangement with any person to participate in the distribution (within the meaning of the Securities Act) of the original debentures or the exchange debentures. If the undersigned is a broker-dealer that will receive exchange debentures for its own account in exchange for original debentures that were acquired as a result of market-making activities or other trading activities, it represents and acknowledges that it will deliver a prospectus (or to the extent permitted by law, make available a prospectus to purchasers) in connection with any resale of such exchange debentures; however, by so acknowledging and by delivering such a prospectus, the undersigned will not be deemed to admit that it is an “underwriter” within the meaning of the Securities Act. In addition, such broker-dealer represents that it is not acting on behalf of any person who could not truthfully make the foregoing representations.

PLEASE READ THE ACCOMPANYING INSTRUCTIONS CAREFULLY

Ladies and Gentlemen:

Upon the terms and subject to the conditions of the exchange offer, the undersigned hereby tenders to the Company the aggregate principal amount of original debentures indicated above.  Subject to, and effective upon, the acceptance for exchange of the original debentures tendered hereby, the undersigned hereby sells, assigns and transfers to, or upon the order of, the Company all right, title and interest in and to such original debentures as are being tendered hereby.

The undersigned acknowledges that the Company’s acceptance of original debentures validly tendered for exchange pursuant to any one of the procedures described in the section of the prospectus entitled “The Exchange Offer” and in the instructions hereto will constitute a binding agreement between the undersigned and the Company upon the terms and subject to the conditions of the exchange offer.

The undersigned hereby irrevocably constitutes and appoints U.S. Bank National Association, the Exchange Agent, as the agent and attorney-in-fact of the undersigned (with full knowledge that the Exchange Agent also acts as the agent of the Company in connection with the exchange offer) with respect to the tendered original debentures with full power of substitution to:

•                  deliver such original debentures, or transfer ownership of such original debentures on the account books maintained by DTC, to the Company and deliver all accompanying evidences of transfer and authenticity, and

•                  present such original debentures for transfer on the books of the Company and receive all benefits and otherwise exercise all rights of beneficial ownership of such original debentures, all in accordance with the terms of the exchange offer. The power of attorney granted in this paragraph shall be deemed to be irrevocable and coupled with an interest.

The undersigned hereby represents and warrants that the undersigned has full power and authority to tender, sell, assign and transfer the original debentures tendered hereby and that the Company will acquire good and unencumbered title thereto, free and clear of all liens, restrictions, charges and encumbrances and not subject to any adverse claim when the same are accepted by the Company.

The undersigned acknowledges that this exchange offer is being made upon the belief that, based on interpretations by the staff of the Securities and Exchange Commission (the “SEC”) as set forth in several no-action letters to third parties, the exchange debentures issued pursuant to the exchange offer in exchange for the original debentures may be offered for resale, resold and otherwise transferred by holders thereof (other than holders who are broker-dealers) without further compliance with the registration and prospectus delivery provisions of the Securities Act. However, the SEC has not considered the exchange offer in the context of a no-action letter and there can be no assurance that the staff of the SEC would make a similar determination with respect to the exchange offer as in other circumstances. Furthermore, any holder of original debentures who is an affiliate of the Company or who intends to participate in the exchange offer for the purpose of distributing the exchange debentures, or any participating broker-dealer who purchased the original debentures for its own account other than as a result of market-making activities or other trading activities, for resale pursuant to Rule 144A under the Securities Act or any other available exemption under the Securities Act and who exchanges such original debentures for exchange debentures in the exchange offer: (i) will not be able to rely on the interpretations of the staff of the SEC set forth in the above mentioned no-action letters, (ii) will not be entitled to tender its original debentures in the exchange offer and (iii) must comply with the registration and prospectus delivery requirements of the Securities Act in connection with any sale or transfer of the original debentures unless such sale or transfer is made pursuant to an exemption from such requirements. If the undersigned is a broker-dealer that will receive exchange debentures for its own account in exchange for original debentures that were acquired as a result of market-making activities or other trading activities, it represents and acknowledges that it will deliver a prospectus (or to the extent permitted by law, make available to purchasers) in connection with any resale of such exchange debentures; however, by so acknowledging and by delivering a prospectus, the undersigned will not be deemed to admit that it is an “underwriter” within the meaning of the Securities Act.

The SEC has taken the position that such broker-dealers may fulfill their prospectus delivery requirements with respect to the exchange debentures (other than a resale of exchange debentures received in exchange for an unsold allotment from the original distribution of the original debentures) with the prospectus. The prospectus, as it may be amended or supplemented from time to time, may be used by a broker-dealer in connection with resales of exchange debentures received in exchange for original debentures where such original debentures were acquired as a result of market-making activities or other trading activities. The Company has agreed that, for a period of 180 days after the expiration date, the Company will make the prospectus, as amended or supplemented, available to any broker-dealer for use in connection with any such resale. By accepting the exchange offer, each broker-dealer that receives exchange debentures pursuant to the exchange offer acknowledges and agrees that upon receipt of notice from the Company of the happening of any event which makes any statement in the prospectus untrue in any material respect or which requires the making of any changes in the prospectus in order to make the statements therein (in light of the circumstances under which they were made) not misleading, such broker-dealer will suspend use of the prospectus until (i) the Company has amended or supplemented the prospectus to correct such misstatement or omission and (ii) either the Company has furnished copies of the amended or supplemented prospectus to such broker-dealer or, if the Company has not otherwise agreed to furnish such copies and declines to do so after such broker-dealer so requests, such broker-dealer has obtained a copy of such amended or supplemented prospectus as filed with the SEC. Except as described above, the prospectus may not be used for or in connection with an offer to resell, a resale or any other retransfer of exchange debentures. A broker-dealer that acquired original debentures in a transaction other than as part of its market-making activities or other trading activities will not be able to participate in the exchange offer.

The undersigned, by submitting this letter of transmittal, or agreeing to the terms of this letter of transmittal pursuant to an Agent’s Message, is deemed to acknowledge, represent, warrant and agree as follows:

•                  the undersigned is not an affiliate of the Company;

•                  the undersigned is not a broker-dealer tendering original debentures acquired in exchange for securities acquired directly from the Company for its own account; or if the undersigned is a broker-dealer that will receive exchange debentures for its own account in exchange for original debentures that were acquired as a result of market making or other trading activities, that it will deliver a prospectus (or, to the extent permitted by law, make available a prospectus to purchasers) in connection with any resale of such exchange debentures;

•                  the original debentures being exchanged have been, and any exchange debentures to be received by the undersigned will be, acquired in the ordinary course of its business; and

•                  at the time of the exchange offer, the undersigned has no arrangement or understanding with any person to participate in, and is not engaged in and does not intend to engage in, the distribution, within the meaning of the Securities Act, of the exchange debentures in violation of provisions of the Securities Act.

The acknowledgments, representations, warranties and agreements of a holder tendering original debentures will be deemed to be repeated and reconfirmed on and as of the expiration date and the settlement date.

The undersigned will, upon request, execute and deliver any additional documents deemed by the Company to be necessary or desirable to complete the sale, assignment and transfer to the Company of the original debentures tendered hereby.  All authority conferred or agreed to be conferred in this letter of transmittal and every obligation of the undersigned hereunder shall be binding upon the successors, assigns, heirs, executors, administrators, trustees in bankruptcy and legal representatives of the undersigned and shall not be affected by, and shall survive, the death or incapacity of the undersigned.  This tender may be withdrawn only in accordance with the procedures set forth in the section of the prospectus entitled “The Exchange Offer—Withdrawal Rights.”

THE UNDERSIGNED, BY COMPLETING THE BOX ENTITLED “DESCRIPTION OF ORIGINAL DEBENTURES” ABOVE AND SIGNING THIS LETTER OF TRANSMITTAL, WILL BE DEEMED TO HAVE TENDERED THE ORIGINAL DEBENTURES AS SET FORTH IN SUCH BOX ABOVE.

IMPORTANT:  This letter of transmittal or a facsimile hereof or an Agent’s Message in lieu thereof (together with a Book-Entry Confirmation and all other required documents) must be received by the Exchange Agent prior to the expiration date.

PLEASE READ THIS ENTIRE LETTER OF TRANSMITTAL
CAREFULLY BEFORE COMPLETING THE BOX ABOVE.

IN ORDER TO VALIDLY TENDER ORIGINAL DEBENTURES FOR EXCHANGE, HOLDERS OF ORIGINAL DEBENTURES MUST COMPLETE, EXECUTE AND DELIVER THIS LETTER OF TRANSMITTAL.

Except as stated in the prospectus, all authority herein conferred or agreed to be conferred shall survive the death, incapacity or dissolution of the undersigned, and any obligation of the undersigned hereunder shall be binding upon the heirs, personal representatives, successors and assigns of the undersigned.

PLEASE SIGN HERE
(TO BE COMPLETED BY ALL TENDERING HOLDERS)
(COMPLETE ACCOMPANYING IRS FORM W-9 OR APPROPRIATE IRS FORM W-8)

Signature of Owner

Date:

Area Code and Telephone Number:

This letter of transmittal must be signed by the registered holder(s) as the name(s) appear(s) on the security position listing of DTC or by any person(s) authorized to become registered holder(s) by endorsements and documents transmitted herewith.  If signature is by a trustee, executor, administrator, guardian, officer or other person acting in a fiduciary or representative capacity, please set forth full title.  See Instruction 3.

Name(s):

(Please Type or Print)

Capacity:

Address:

(Including Zip Code)

Principal place of business (if different from address listed above):

(Including Zip Code)

Area Code and Telephone No.: ( )

Tax Identification or Social Security Numbers:

Signature Guarantee
(If Required by Instruction 3)

Signature(s) Guaranteed By
An Eligible Institution:

(Authorized Signature)

(Title)

(Name and Firm)

Date:

INSTRUCTIONS

Forming Part of the Terms and Conditions of the Exchange Offer

1.                                      Delivery of this letter of transmittal and original debentures.

This letter of transmittal is to be completed by holders of original debentures if tenders are to be made pursuant to the procedures for delivery by book-entry transfer set forth in the sections of the prospectus entitled “The Exchange Offer—Procedures for Tendering Original Debentures” and “—Book-Entry Transfers” and an Agent’s Message is not delivered.  Tenders by book-entry transfer also may be made by delivering an Agent’s Message in lieu of this letter of transmittal.  The term “Agent’s Message” means a message, transmitted by DTC to and received by the Exchange Agent and forming a part of a Book-Entry Confirmation, which states that DTC has received an express acknowledgment from the tendering participant, which acknowledgment states that such participant has received and agrees to be bound by, and makes the representations and warranties contained in, this letter of transmittal and that the Company may enforce this letter of transmittal against such participant.  Book-Entry Confirmation as well as a properly completed and duly executed letter of transmittal (or manually signed facsimile hereof or Agent’s Message in lieu thereof) and any other documents required by this letter of transmittal, must be received by the Exchange Agent at the address set forth herein prior to the expiration date.  Original debentures tendered hereby must be in denominations of $2,000 and integral multiples of $1,000 in excess thereof.

The method of delivery of this letter of transmittal, the original debentures and all other required documents is at the election and risk of the tendering holders, but the delivery will be deemed made only when actually received or confirmed by the Exchange Agent.  If original debentures are sent by regular U.S. mail, it is suggested that the mailing be registered mail, properly insured, with return receipt requested, made sufficiently in advance of the expiration date to permit delivery to the Exchange Agent prior to 11:59 p.m., New York City time, on the expiration date.  See the section of the prospectus entitled “The Exchange Offer.”

2.                                      Partial Tenders (not applicable to holders who tender by book-entry transfer).

If less than all of the original debentures are to be tendered, the tendering holder(s) should fill in the aggregate principal amount of original debentures to be tendered in the box above entitled “Description of Original Debentures—Aggregate Principal Amount of Original Debentures.”  ALL OF THE ORIGINAL DEBENTURES DELIVERED TO THE EXCHANGE AGENT WILL BE DEEMED TO HAVE BEEN TENDERED UNLESS OTHERWISE INDICATED.

3.                                      Signatures on this letter of transmittal; Bond Powers; Guarantee of Signatures.

If this letter of transmittal is signed by the registered holder of the original debentures tendered hereby, the signature must correspond exactly with the name on DTC’s security position listing as the holder of such original debentures without any change whatsoever.

If any tendered original debentures are owned of record by two or more joint owners, all of such owners must sign this letter of transmittal.

If any tendered original debentures are registered in different names, it will be necessary to complete, sign and submit as many separate copies of this letter of transmittal as there are different names.

When this letter of transmittal is signed by the registered holder or holders of the original debentures specified herein and tendered hereby, no bond powers are required.

If this letter of transmittal is signed by a person other than the holder(s) of any certificate(s) specified herein, such certificate(s) must be endorsed or accompanied by appropriate bond powers, in either case signed exactly as the name or names of the holder or holders appear(s) on the certificate(s) and signatures on such certificate(s) must be guaranteed by an Eligible Institution.

If this letter of transmittal or any bond powers are signed by trustees, executors, administrators, guardians, attorneys-in-fact, officers of corporations or others acting in a fiduciary or representative capacity, such persons should so indicate when signing, and, unless waived by the Company, proper evidence satisfactory to the Company of their authority to so act must be submitted.

SIGNATURES ON BOND POWERS REQUIRED BY THIS INSTRUCTION 3 MUST BE GUARANTEED BY A PARTICIPANT IN THE SECURITIES TRANSFER AGENTS MEDALLION PROGRAM (A “MEDALLION GUARANTOR”).

SIGNATURES ON THIS LETTER OF TRANSMITTAL NEED NOT BE GUARANTEED BY A MEDALLION GUARANTOR, PROVIDED THE ORIGINAL DEBENTURES ARE TENDERED FOR THE ACCOUNT OF AN ELIGIBLE INSTITUTION.

An “Eligible Institution” is one of the following firms or other entities identified in Rule 17Ad-15 under the Exchange Act (as the terms are defined in such Rule 17Ad-15):

•                  a bank;

•                  a broker, dealer, municipal securities dealer, municipal securities broker, government securities dealer or government securities broker;

•                  a credit union;

•                  a national securities exchange, registered securities association or clearing agency; or

•                  a savings institution that is a participant in a Securities Transfer Association recognized program.

4.                                      Taxpayer Identification Number and Backup Withholding.

Circular 230

TO ENSURE COMPLIANCE WITH U.S. TREASURY DEPARTMENT CIRCULAR 230, HOLDERS OR BENEFICIAL OWNERS OF ORIGINAL DEBENTURES OR EXCHANGE DEBENTURES ARE HEREBY NOTIFIED THAT:  (A) ANY DISCUSSION OF U.S. FEDERAL INCOME TAX ISSUES IN THIS LETTER OF TRANSMITTAL IS NOT INTENDED TO BE USED, AND CANNOT BE USED, BY HOLDERS OR BENEFICIAL OWNERS OF ORIGINAL DEBENTURES OR EXCHANGE DEBENTURES FOR THE PURPOSE OF AVOIDING PENALTIES THAT MAY BE IMPOSED ON HOLDERS OR BENEFICIAL OWNERS OF ORIGINAL DEBENTURES OR EXCHANGE DEBENTURES UNDER THE CODE, (B) SUCH DISCUSSION IS WRITTEN IN CONNECTION WITH THE PROMOTION OR MARKETING OF THE TRANSACTIONS OR MATTERS ADDRESSED IN THIS LETTER OF TRANSMITTAL, AND (C) HOLDERS OR BENEFICIAL OWNERS OF ORIGINAL DEBENTURES OR EXCHANGE DEBENTURES SHOULD SEEK ADVICE BASED ON THEIR PARTICULAR CIRCUMSTANCES FROM THEIR OWN INDEPENDENT TAX ADVISORS.

U.S. federal income tax law generally requires that a tendering holder whose original debentures are accepted for exchange must provide the Exchange Agent (as payor) with such holder’s correct Taxpayer Identification Number (a “TIN”), which, in the case of a holder who is an individual, is generally such holder’s Social Security Number (“SSN”).  If the Exchange Agent is not provided with the correct TIN or an adequate basis for an exemption, such holder may be subject to a $50 penalty and backup withholding in an amount equal to 28% of the amount of any reportable payments made to such tendering holder.  If backup withholding results in an overpayment of taxes, a refund may be obtained upon timely filing an income tax return (or other appropriate form).

In order to prevent backup withholding, each tendering holder that is a U.S. person (including a resident alien) must, unless an exemption applies, provide such holder’s correct TIN by completing the IRS Form W-9 attached hereto, certifying that (i) the TIN provided is correct (or that such holder is awaiting a TIN); (ii) either (a) the holder is exempt from backup withholding, (b) the holder has not been notified by the IRS that such holder is subject to backup withholding as a result of a failure to report all interest or dividends or (c) the IRS has notified the holder that such holder is no longer subject to backup withholding; and (iii) the holder is a U.S. person (including a resident alien).

If the original debentures are held in more than one name or are not in the name of the actual owner, consult the attached IRS W-9 instructions for information on which TIN to report.

Exempt holders (including, among others, all corporations and certain foreign individuals) are not subject to these backup withholding and reporting requirements.  To prevent possible erroneous backup withholding, an exempt United States holder should claim exemption from backup withholding on the attached IRS Form W-9.  In order for a nonresident alien or foreign entity to qualify as exempt from U.S. federal withholding tax and backup withholding, such person must submit an appropriate IRS Form W-8 signed under penalty of perjury attesting to such exempt status.  Such form may be obtained from the Exchange Agent or on the IRS website at www.irs.gov.

5.                                      Transfer Taxes.

The Company will pay all transfer taxes, if any, applicable to the transfer of original debentures to it or its order pursuant to the exchange offer.  If, however, exchange debentures and/or substitute original debentures not exchanged are to be delivered to, or are to be registered or issued in the name of, any person other than the registered holder of the original debentures tendered hereby, or if tendered original debentures are registered in the name of any person other than the person signing this letter of transmittal, or if a transfer tax is imposed for any reason other than the transfer of original debentures to the Company or its order pursuant to the exchange offer, the amount of any such transfer taxes (whether imposed on the registered holder or any other persons) will be payable by the tendering holder.  If satisfactory evidence of payment of such taxes or exemption therefrom is not submitted herewith, the amount of such transfer taxes will be billed to such tendering holder.

6.                                      Waiver of Conditions.

The Company reserves the right to waive satisfaction of any or all conditions enumerated in the prospectus prior to the expiration date.

7.                                      No Conditional Tenders; Defects.

No alternative, conditional, irregular or contingent tenders will be accepted.  All tendering holders of original debentures, by execution of this letter of transmittal or an Agent’s Message in lieu thereof, shall waive any right to receive notice of the acceptance of their original debentures for exchange.

Neither the Company, the Exchange Agent nor any other person is obligated to give notice of any defect or irregularity with respect to any tender of original debentures nor shall any of them incur any liability for failure to give any such notice.

8.                                      Mutilated, Lost, Stolen or Destroyed Original Debentures.

Any holder whose original debentures have been mutilated, lost, stolen or destroyed should contact the Exchange Agent at the address indicated above for further instructions.

9.                                      Withdrawal Rights.

Tenders of original debentures may be withdrawn at any time prior to 11:59 p.m., New York City time, on the expiration date.  For a withdrawal to be effective, a written notice of withdrawal must be received by the Exchange Agent at the address set forth above.

Any notice of withdrawal must:

•                  specify the name of the person having tendered the original debentures to be withdrawn and, if different, the name of the registered holder of such original debentures (or, in the case of original debentures tendered by book-entry transfer, the name of the DTC participant whose name appears on the security position as the owner of such original debentures);

•                  identify the original debentures to be withdrawn (including the principal amount of such original debentures);

•                  unless transmitted through ATOP, be signed by the holder of such original debentures in the same manner as the original signature on this letter of transmittal, including any required signature guarantees (or, in the case of original debentures tendered by a DTC participant through ATOP, be signed by such participant in the same manner as the participant’s name is listed in the applicable Agent’s Message), or be accompanied by evidence satisfactory to the Company that the person withdrawing the tender has succeeded to the beneficial ownership of such original debentures; and

•                  if this letter of transmittal was executed by a person other than the registered holder, be accompanied by a properly completed irrevocable proxy that authorized such person to effect such withdrawal on behalf of such holder.

All questions as to the validity, form and eligibility (including time of receipt) of such notices will be determined by the Company (which power may be delegated to the Exchange Agent), whose determination shall be final and binding on all parties.  Any original debentures so withdrawn will be deemed not to have been validly tendered for exchange for purposes of the exchange offer, and no exchange debentures will be issued with respect thereto unless the original debentures so withdrawn are validly retendered.  Any original debentures that have been tendered for exchange but which are not exchanged for any reason will be returned to the holder thereof without cost to such holder (or, in the case of original debentures tendered by book-entry transfer into the Exchange Agent’s account at DTC pursuant to the book-entry transfer procedures set forth in the section of the prospectus entitled “The Exchange Offer—Book-Entry Transfers”; such original debentures will be credited to an account maintained with DTC for the original debentures) as soon as practicable after withdrawal, rejection of tender or termination of the exchange offer.  Properly withdrawn original debentures may be retendered by following the procedures described above at any time prior to the expiration date.

11.                               Requests For Assistance or Additional Copies.

Questions relating to the procedure for tendering, as well as requests for additional copies of the prospectus, this letter of transmittal and other related documents may be directed to the Exchange Agent at the address and telephone number indicated below.

Only manually signed copies of this letter of transmittal will be accepted.  This letter of transmittal and any other required documents should be sent or delivered by each registered holder or such registered holder’s broker, dealer, commercial bank, trust company or other nominee to the Exchange Agent at the address set forth below.

The Exchange Agent for the Exchange Offer is:

U.S. Bank National Association
as Exchange Agent

By Messenger, Mail or Overnight Delivery:

60 Livingston Avenue
St. Paul, Minnesota 55107
Attention: Specialized Finance

By Facsimile Transmission (Eligible Institutions Only): (651) 466-7372	Confirm by Telephone: (800) 934-6802

Questions and requests for assistance or for additional copies of the prospectus or this letter of transmittal may be directed to the Exchange Agent at the telephone number and address listed above.  You may also contact your broker, dealer, commercial bank, trust company or other nominee for assistance concerning the exchange offer.